UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bramshill Multi-Strategy Income Fund

(formerly, Braddock Multi-Strategy Income Fund)

(Class A: BDKAX)

(Class C: BDKCX)

(Institutional Class: BDKNX)

ANNUAL REPORT

DECEMBER 31, 2023

 Bramshill Multi-Strategy Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bramshill Multi-Strategy Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Dear Shareholders:

The Bramshill Multi-Strategy Income Fund (“the Fund”), as measured by the Institutional Share Class (BDKNX), outperformed the Bloomberg U.S. Aggregate Bond Index (“AGG Index”) by approximately 645 basis points (11.98% versus 5.53%) for the full year of 2023. BDKNX underperformed the ICE Bank of America Merrill Lynch U.S. Cash Pay High Yield Index (“HY Index”) by -1.49% for the full year of 2023, despite outperforming it by 2.34% through the first three quarters of 2023. This underperformance of the Fund versus the HY Index, predominantly in the fourth quarter of 2023, was due to the fact that it is both shorter in duration and contains a considerable amount of floating-rate debt versus the Index. As a result, the Fund did not perform as well as the HY Index during the unanticipated rally in longer-dated U.S. Treasuries during the fourth quarter. Further, corporate high yield spreads tightened much more considerably during the fixed income rally throughout the fourth quarter as the market took a risk-on approach for credit while the fear of recession diminished contributing to the HY Index outperformance relative to the investments in the Fund.

The Fund focused on residential mortgage related investments. Fundamentally, housing and consumers remained solid from a historical perspective last year which benefited our investments. Technically, credit spreads on such securitized product investments remained firm and/or tightened since the regional banking crisis occurred in the first quarter of 2023. Throughout 2023, we remained wary of investments in lower credits and/or with longer durations without compensating factors for such investments. We accomplished this by generally investing in seasoned vintages (2021 or earlier) within securitized product sectors that are secured by residential properties in the U.S.

The Fund’s highest conviction areas within securitized products in 2023 were in seasoned Residential Credit Risk Transfer RMBS (32.5%), Single Family Rental RMBS (17.4%), and (non-legacy) Prime Jumbo RMBS (16.7%)¹, all of which exhibited strong fundamentals. We feel that the combination of significant home equity, relatively low Loan-to-Value ratios, high quality borrowers and limited housing supply should benefit these residential securitized product sectors, which should result in them outperforming other sectors during a market correction. Further, throughout 2023, securitized products were generally cheaper than corporate debt products, and market technicals allowed us to enter into positions at extremely attractive entry points at discounted prices and higher yields on a relative basis. All-in yields in securitized product credits have more than doubled across the capital structure within many sectors of the market due to the sharp move in benchmark yields since the beginning of 2022, however, credit spreads never approached the wides that were expected to be reached in previous recessionary cycles. Our view is that recessionary signals are similar or worse now compared to last year when the regional banking crisis contagion, which almost caused a recession here in the U.S., was narrowly averted primarily through U.S. government intervention. As such, we remained vigilant and invested in securities which offered access to diversification into “stronger,” seasoned pools of consumer credit-related assets versus “weaker” corporate credits which are more highly levered entering into a recessionary environment (i.e., lower anticipated revenues and earnings).

We believe the Fund’s current portfolio offers compelling relative value on credit assets with high yield, low duration and robust coupons that we expect to continue to provide good carry as the U.S. Federal Reserve may continue to hold rates at levels higher than where the market anticipates.

Regards,

Bramshill Investments, LLC

[1]	Figures represent portfolio allocation as of 12/31/2023

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Bramshill Multi-Strategy Income Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks: Market Risk: the market price of a security may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, company, or asset class. Fixed income/interest rate: Generally, fixed income securities decrease in value if interest rates rise, and increase in value if interest rates fall. High Yield (“Junk”) bond: involve greater risk of default, downgrade, or price declines, can be more volatile and less liquid than investment-grade securities. Securitized Products: such as mortgage-backed and asset-backed securities, are subject to prepayment risk, “extension risk” (repaid more slowly), credit risk, liquidity and default risks. Liquidity: the Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or it may only be able to sell those investments at a loss. Liquid investments may become illiquid or less liquid after purchase by the Fund, Illiquid investments may be harder to value, especially in changing markets. Valuation: From time to time, the Fund will need to fair-value portfolio securities at prices that differ from third party pricing inputs. This may affect purchase price or redemption proceeds for investors who purchase or redeem Fund shares on days when the Fund is pricing or holding fair-valued securities. Such pricing differences can be significant and can occur quickly during times of market volatility. Credit Risk: If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, the value of the Fund’s portfolio will typically decline. The Fund’s securities are generally not guaranteed by any governmental agency. Real estate market: property values may fall due to various economic factors. Management and Strategy: the evaluation and selection of the Fund’s investments depend on the judgment of the Fund’s Sub-Advisor, which may prove to be incorrect. Government Securities: securities issued or guaranteed by the U.S. government or its agencies (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac) are subject to market risk, interest rate risk and credit risk. Sector: emphasis of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors. Collateralized Loan Obligations: subject to interest rate, credit, asset manager, legal, regulatory, limited recourse, liquidity, redemption, and reinvestment risks. Recent Market Events: Periods of market volatility may occur in response to market events and other economic, political, and global macro factors, such as the Covid-19 pandemic, government actions to mitigate its effects, and the rise of inflation, could adversely affect the value and liquidity of the Fund’s investments. Non-diversification: focus in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Repurchase agreement: may be subject to market and credit risk. Reverse repurchase agreement: risks of leverage and counterparty risk. Leverage: The use of leverage may magnify the Fund’s gains and losses and make the Fund more volatile. Derivatives: derivative instruments (e.g. short sells, options, futures) involve risks different from direct investment in the underlying assets, including possible losses in excess of amount invested or any gain in portfolio positions. Municipal Bonds: payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level. Leveraged Loan: subject to the risks typically associated with debt securities, and may be more credit sensitive. Equity: The value of equity securities may fall due to general market and economic conditions, perceptions regarding the real estate industry, or factors relating to specific companies. Preferred Stock: subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, and changes in interest rates. ETF: Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. LIBOR: Many financial instruments use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is being phased out. Any effects of the transition away from LIBOR could result in losses.

The Bloomberg Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Index Inception: 1/1/1986. The ICE Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating, at least 18 months to final maturity at the time of issuance, at least 1 year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index Inception: 5/31/1992. It is not possible to invest in an index.

Basis points: one hundredth of one percent, used chiefly in expressing differences of interest rates. Carry: increase in bond’s value due to coupons that the bond pays into the account regularly over time. Coupon refers to the annual interest paid on a bond. Coupons are expressed as a percentage of the face value and are paid from the issue date until maturity. Credit spreads are the difference between the quoted rates of return on two different investments, usually of different credit qualities but similar maturities. Duration is the sensitivity of a bond’s price against the benchmark yield curve. Loan-to-Value ratio is an assessment of lending risk assessment that financial institutions and other lenders examine before approving a mortgage. Typically, assessments with high LTV ratios are higher risk.

Bramshill Multi-Strategy Income Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited)

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership account, Braddock Structured Opportunities Fund Series A, L.P. (the "Predecessor Account") into Institutional Class shares of the Fund. The Predecessor Account’s performance is no longer included in the Fund’s performance. From the Fund’s inception through November 30th, 2022, the Fund’s portfolio was managed by the Fund’s prior sub-advisor, Braddock Financial LLC. As of December 1st, 2022, Bramshill Investments, LLC is the Fund’s sub-advisor.

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class during the periods shown with a similar investment in the Bloomberg Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of December 31, 2023	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	11.70%	-4.51%	-0.90%	12/31/15
Class C²	10.88%	-5.24%	-1.65%	12/31/15
Institutional Class³	11.98%	-4.28%	-0.66%	12/31/15
After deducting maximum sales charge
Class A¹	6.99%	-5.34%	-1.64%	12/31/15
Class C²	9.88%	-5.24%	-1.65%	12/31/15
Bloomberg Aggregate Bond Index	5.53%	1.10%	1.46%	12/31/15
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index	13.47%	5.24%	5.98%	12/31/15

Bramshill Multi-Strategy Income Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

[1]	Maximum initial sales charge for Class A shares is 4.25%. No initial sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.

[2]	A CDSC of 1.00% will be charged on Class C share purchases that are redeemed in whole or in part within 12 months of purchase.

[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

The gross and net expense ratios for Class A shares were 1.84% and 1.79%, respectively, for Class C shares were 2.59% and 2.54%, respectively, and for Institutional Class shares were 1.59% and 1.54%, respectively, which were stated in the current prospectus dated April 30, 2023. For the Fund’s most current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES — 51.6%
$104,366,092	Ally Auto Receivables Trust 2023-1 0.000%, 4/15/2034[1,2]	$4,357,806
8,403,267	Alternative Loan Trust 2005-62 0.028%, 12/25/2035[2,3,4]	16,292
	AMSR 2019-SFR1 Trust
100,000	4.857%, 1/19/2039[1]	92,251
1,000,000	6.040%, 1/19/2039[1]	943,215
5,144,424	AMSR 2020-SFR1 Trust 8.193%, 4/17/2037[1,2]	5,061,130
5,000,000	AMSR 2020-SFR2 Trust 5.250%, 7/17/2037[1,2]	4,702,060
2,000,000	AMSR 2020-SFR3 Trust 6.500%, 9/17/2037[1]	1,922,118
250,000	AMSR 2020-SFR4 Trust 4.002%, 11/17/2037[1]	233,972
	B2R Mortgage Trust 2015-1
1,600,000	4.831%, 5/15/2048[1,2,4]	1,575,245
951,966	4.272%, 5/15/2048[1,2]	942,367
1,750,000	Eagle RE 2021-2 Ltd. 9.587%, (30-Day SOFR Average+425 basis points), 4/25/2034[1,2,5]	1,800,757
	FirstKey Homes 2020-SFR1 Trust
600,000	3.638%, 8/17/2037[1]	566,291
5,000,000	4.781%, 8/17/2037[1]	4,708,880
1,665,000	FirstKey Homes 2020-SFR2 Trust 3.017%, 10/19/2037[1]	1,549,158
	Freddie Mac Structured Agency Credit Risk Debt Notes
4,790,335	14.652%, (30-Day SOFR Average+932 basis points), 10/25/2027[2,5]	5,134,352
1,440,272	13.002%, (30-Day SOFR Average+767 basis points), 12/25/2027[2,5]	1,505,740
3,141,490	7.952%, (30-Day SOFR Average+261 basis points), 12/25/2042[2,5]	3,249,219
214,470	8.452%, (30-Day SOFR Average+311 basis points), 12/25/2042[2,5]	155,359
5,561,599	3.787%, 2/25/2048[1,2,4]	3,623,547
2,190,445	3.842%, 5/25/2048[1,2,4]	1,460,391
4,994,619	4.155%, 8/25/2048[1,2,4]	3,593,748
1,832,346	4.511%, 11/25/2048[1,2,4]	1,164,841
2,127,000	9.652%, (30-Day SOFR Average+432 basis points), 2/25/2047[1,2,5]	2,339,923
3,100,000	9.502%, (30-Day SOFR Average+416 basis points), 2/25/2049[1,2,5]	3,348,750
	JP Morgan Wealth Management
984,069	8.087%, (30-Day SOFR Average+275 basis points), 3/25/2051[1,2,5]	921,885
1,049,264	9.187%, (30-Day SOFR Average+385 basis points), 3/25/2051[1,2,5]	990,462
2,302,000	12.238%, (30-Day SOFR Average+690 basis points), 3/25/2051[1,2,5]	2,153,094
	JPMorgan Chase Bank N.A. - CACLN
5,300,000	9.812%, 2/26/2029[1,2]	5,239,410
225,306	1.024%, 9/25/2028[1,2]	221,407
185,877	2.365%, 9/25/2028[1,2]	183,100

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$273,130	0.969%, 12/26/2028[1,2]	$267,033
518,947	2.280%, 12/26/2028[1,2]	508,895
	Progress Residential 2019-SFR3 Trust
2,000,000	4.116%, 9/17/2036[1]	1,944,702
1,228,000	3.867%, 9/17/2036[1]	1,197,238
2,320,000	Progress Residential 2019-SFR4 Trust 3.927%, 10/17/2036[1]	2,250,813
1,490,000	Progress Residential 2020-SFR1 Trust 5.268%, 4/17/2037[1]	1,413,131
	Progress Residential 2020-SFR3 Trust
1,750,000	2.296%, 10/17/2027[1]	1,620,332
315,000	2.796%, 10/17/2027[1]	292,620
3,250,000	6.234%, 10/17/2027[1]	3,136,390
1,879,020	Progress Residential 2021-SFR1 5.004%, 4/17/2038[1]	1,684,506
1,049,000	Progress Residential 2021-SFR2 Trust 4.998%, 4/19/2038[1,2]	961,826
1,739,672	Progress Residential 2021-SFR3 4.750%, 5/17/2026[1]	1,564,423
2,350,000	Radnor RE 2020-1 Ltd. 8.470%, (1-Month Term SOFR+311 basis points), 1/25/2030[1,2,5]	2,413,891
4,933,326	Redwood Funding Trust 2023-1 7.500%, 7/25/2059[1,2,6]	4,910,648
735,170	RESI Finance LP 2003-CB1 7.122%, (1-Month Term SOFR+176 basis points), 6/10/2035[1,2,5]	695,040
3,500,000	RMF Buyout Issuance Trust 2021-HB1 6.000%, 11/25/2031[1,2,4]	2,968,070
2,000,000	Triangle Re 2021-2 Ltd. 10.971%, (1-Month Term SOFR+562 basis points), 10/25/2033[1,2,5]	2,062,469
	Western Mortgage Reference Notes Series 2021-CL2
5,316,290	10.687%, (30-Day SOFR Average+535 basis points), 7/25/2059[1,2,5]	5,245,413
1,690,065	11.838%, (30-Day SOFR Average+650 basis points), 7/25/2059[1,2,5]	1,647,964
4,830,399	9.037%, (30-Day SOFR Average+370 basis points), 7/25/2059[1,2,5]	4,896,604
10,288,750	9.437%, (30-Day SOFR Average+410 basis points), 7/25/2059[1,2,5]	10,426,899
	TOTAL ASSET-BACKED SECURITIES
	(Cost $116,485,555)	115,865,677
	COLLATERALIZED MORTGAGE OBLIGATIONS — 32.8%
1,958,055	Chase Home Lending Mortgage Trust 2019-ATR1 4.411%, 4/25/2049[1,2,4]	1,735,330
	Chase Mortgage Finance Corp.
2,158,000	11.837%, (30-Day SOFR Average+650 basis points), 2/25/2050[1,2,5]	1,991,481
1,659,192	6.537%, (30-Day SOFR Average+120 basis points), 2/25/2050[1,2,5]	1,558,081
7,190,311	CHL Mortgage Pass-Through Trust 2005-3 0.000%, 4/25/2035[2,3,4]	431

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$2,839,339	CIM Trust 2018-J1 3.663%, 3/25/2048[1,2,4]	$1,881,372
1,993,000	CIM Trust 2019-J1 3.942%, 8/25/2049[1,2,4]	1,283,237
464,825	CIM Trust 2021-J3 2.616%, 6/25/2051[1,2,4]	351,035
2,116,000	Connecticut Avenue Securities Trust 2020-SBT1 12.052%, (30-Day SOFR Average+671 basis points), 2/25/2040[1,2,5]	2,232,956
8,200,000	Fannie Mae Connecticut Avenue Securities 14.702%, (30-Day SOFR Average+937 basis points), 11/25/2039[1,2,5]	8,958,257
4,342,466	FARM Mortgage Trust 2021-1 3.240%, 7/25/2051[1,2,4]	3,137,228
7,792,183	FARM Mortgage Trust 2023-1 3.032%, 3/25/2052[1,2,4]	5,483,742
660,000	FirstKey Homes 2020-SFR1 Trust 4.284%, 8/17/2037[1]	627,149
3,370,250	Flagstar Mortgage Trust 2021-9INV 2.500%, 9/25/2041[1,2,4]	2,903,713
	Freddie Mac Multifamily Structured Pass-Through Certificates
12,736,000	2.348%, 2/25/2047[2,3,4]	1,273,817
19,553,038	4.843%, 3/25/2056[2,3,4]	4,453,249
7,000,000	4.784%, 9/25/2055[2,3,4]	1,647,516
	Galton Funding Mortgage Trust 2017-1
3,851,447	4.710%, 11/25/2057[1,2,4]	3,461,930
2,535,000	4.710%, 11/25/2057[1,2,4]	1,788,747
2,707,255	4.710%, 11/25/2057[1,2,4]	1,497,965
	Galton Funding Mortgage Trust 2018-2
4,670,759	4.714%, 10/25/2058[1,2,4]	3,503,430
3,847,000	4.714%, 10/25/2058[1,2,4]	2,773,449
1,977,000	JP Morgan Mortgage Trust 2016-3 3.283%, 10/25/2046[1,2,4]	1,386,166
2,818,950	JP Morgan Mortgage Trust 2017-1 3.450%, 1/25/2047[1,2,4]	2,400,402
1,615,798	JP Morgan Mortgage Trust 2017-2 3.646%, 5/25/2047[1,2,4]	1,451,796
	JP Morgan Mortgage Trust 2020-8
782,828	3.505%, 3/25/2051[1,2,4]	606,003
855,000	3.505%, 3/25/2051[1,2,4]	405,473
1,882,756	3.505%, 3/25/2051[1,2,4]	701,256
2,451,507	JP Morgan Seasoned Mortgage Trust 2014-1 5.983%, 5/25/2033[1,2,4]	2,313,559
1,346,268	JP Morgan Trust 2015-1 6.678%, 12/25/2044[1,2,4]	1,329,510

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$4,839,112	LSTAR Securities Investment Ltd. 2023-1 8.830%, (SOFR Rate+350 basis points), 1/1/2028[1,2,5]	$4,836,589
	Morgan Stanley Residential Mortgage Loan Trust 2021-2
1,640,832	2.896%, 5/25/2051[1,2,4]	1,081,767
1,500,000	2.896%, 5/25/2051[1,2,4]	621,845
1,251,254	2.704%, 5/25/2051[1,2,4]	399,787
518,158	NRP Mortgage Trust 2013-1 3.280%, 7/25/2043[1,2,4]	491,735
	Oceanview Mortgage Trust 2021-1
1,543,000	2.722%, 5/25/2051[1,2,4]	718,764
772,000	2.722%, 5/25/2051[1,2,4]	309,501
	Oceanview Mortgage Trust 2021-3
1,406,000	2.712%, 6/25/2051[1,2,4]	651,154
527,000	2.712%, 6/25/2051[1,2,4]	210,190
1,982,724	Sequoia Mortgage Trust 2019-5 3.711%, 12/25/2049[1,2,4]	1,218,745
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $74,831,940)	73,678,357
	CORPORATE BONDS — 0.0%
	FINANCIALS — 0.0%
750,000	First Matrix RMOF Trust 0.000% 10/1/20294,7,8,*	—
	TOTAL FINANCIALS
	(Cost $6,456)	—
	TOTAL CORPORATE BONDS
	(Cost $6,456)	—
	U.S. TREASURY BILLS — 4.6%
10,435,000	United States Treasury Bill 0.000%, 5/16/2024	10,235,117
	TOTAL U.S. TREASURY BILLS
	(Cost $10,227,250)	10,235,117

Number of Shares
	SHORT-TERM INVESTMENTS — 10.7%
24,020,627	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 5.195%[9]	24,020,627
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $24,020,627)	24,020,627
	TOTAL INVESTMENTS — 99.7%
	(Cost $225,571,828)	223,799,778
	Other Assets in Excess of Liabilities — 0.3%	661,422
	TOTAL NET ASSETS — 100.0%	$224,461,200

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

LP – Limited Partnership

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $172,108,059, which represents 76.7% of total net assets of the Fund.

[2]	Callable.

[3]	Interest-only security.
[4]	Variable rate security.
[5]	Floating rate security.
[6]	Step rate security.

[7]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.0% of Net Assets. The total value of these securities is $0.
[8]	Security is in default.

[9]	The rate is the annualized seven-day yield at period end.

*	Non-income producing security.

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds	0.0%
Financials	0.0%
Total Corporate Bonds	0.0%
Asset-Backed Securities	51.6%
Collateralized Mortgage Obligations	32.8%
U.S. Treasury Bills	4.6%
Short-Term Investments	10.7%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2023

Assets:
Investments, at value (cost $225,571,828)	$223,799,778
Cash	260
Receivables:
Fund shares sold	171,502
Dividends and interest	830,216
Prepaid expenses	32,376
Callable bond proceeds (Note 11)	24,547
Total assets	224,858,679

Liabilities:
Payables:
Fund shares redeemed	44,614
Advisory fees	229,079
Shareholder servicing fees (Note 7)	3,150
Distribution fees - Class A & Class C (Note 6)	4,327
Fund services fees	58,700
Auditing fees	24,607
Trustees' deferred compensation (Note 3)	17,908
Commitment fees payable (Note 12)	8,133
Chief Compliance Officer fees	2,805
Accrued other expenses	4,156
Total liabilities	397,479
Commitments and contingencies (Note 3)
Net Assets	$224,461,200

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$264,256,031
Total distributable earnings (accumulated deficit)	(39,794,831)
Net Assets	$224,461,200

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,548,994
Shares of beneficial interest issued and outstanding	707,027
Redemption price[1]	$6.43
Maximum sales charge (4.25% of offering price)[2]	0.29
Maximum offering price to public	$6.72

Class C Shares:
Net assets applicable to shares outstanding	$3,973,391
Shares of beneficial interest issued and outstanding	619,620
Redemption price[3]	$6.41

Institutional Class Shares:
Net assets applicable to shares outstanding	$215,938,815
Shares of beneficial interest issued and outstanding	33,560,768
Redemption price	$6.43

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

[3]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Investment income:
Interest	$13,259,459
Total investment income	13,259,459

Expenses:
Advisory fees	2,048,405
Shareholder servicing fees (Note 7)	77,471
Distribution fees - Class A (Note 6)	9,799
Distribution fees - Class C (Note 6)	47,368
Fund services fees	254,199
Registration fees	51,826
Legal fees	44,697
Auditing fees	25,306
Credit facility interest (Note 12)	20,826
Chief Compliance Officer fees	19,568
Shareholder reporting fees	18,101
Trustees' fees and expenses	11,354
Insurance fees	3,962
Miscellaneous	1,843
Dividends and interest on securities sold short	3
Total expenses	2,634,728
Advisory fees recovered (waived)	(98,647)
Net expenses	2,536,081
Net investment income (loss)	10,723,378

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(2,449,680)
Purchased options contracts	(402,259)
Net realized gain (loss) on:	(2,851,939)
Net change in unrealized appreciation/depreciation on:
Investments	10,164,786
Purchased options contracts	378,544
Net change in unrealized appreciation/depreciation	10,543,330
Net realized and unrealized gain (loss)	7,691,391

Net Increase (Decrease) in Net Assets from Operations	$18,414,769

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$10,723,378	$10,210,892
Net realized gain (loss) on investments and purchased options contracts	(2,851,939)	(12,931,096)
Net change in unrealized appreciation/depreciation on investments and purchased options contracts	10,543,330	(27,030,367)
Net increase (decrease) in net assets resulting from operations	18,414,769	(29,750,571)
Distributions to Shareholders:
Distributions:
Class A	(249,020)	(210,851)
Class C	(267,581)	(294,033)
Institutional Class	(10,433,138)	(9,919,758)
Total distributions to shareholders	(10,949,739)	(10,424,642)
Capital Transactions:
Net proceeds from shares sold:
Class A	16,064,250	9,923,423
Class C	56,255	275,815
Institutional Class	209,728,520	20,631,207
Reinvestment of distributions:
Class A	222,675	192,888
Class C	242,500	273,475
Institutional Class	9,130,323	8,050,219
Cost of shares redeemed:
Class A	(13,990,300)	(18,327,067)
Class C	(2,389,412)	(3,708,367)
Institutional Class	(112,972,825)	(434,983,300)
Net increase (decrease) in net assets from capital transactions	106,091,986	(417,671,707)
Total increase (decrease) in net assets	113,557,016	(457,846,920)
Net Assets:
Beginning of period	110,904,184	568,751,104
End of period	$224,461,200	$110,904,184
Capital Share Transactions:
Shares sold:
Class A	2,561,142	1,494,779
Class C	9,021	42,135
Institutional Class	33,274,321	3,019,941
Shares reinvested:
Class A	35,400	28,606
Class C	38,859	41,431
Institutional Class	1,450,460	1,199,392
Shares redeemed:
Class A	(2,228,846)	(2,691,836)
Class C	(383,612)	(547,625)
Institutional Class	(17,938,125)	(62,295,906)
Net increase (decrease) in capital share transactions	16,818,620	(59,709,083)

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.14	$7.31	$7.17	$10.39	$10.15
Income from Investment Operations:
Net investment income (loss)[1]	0.40	0.27	0.24	0.29	0.39
Net realized and unrealized gain (loss)	0.30	(1.12)	0.15	(3.22)	0.24
Total from investment operations	0.70	(0.85)	0.39	(2.93)	0.63

Less Distributions:
From net investment income	(0.41)	(0.32)	(0.25)	(0.29)	(0.39)
Total distributions	(0.41)	(0.32)	(0.25)	(0.29)	(0.39)

Net asset value, end of period	$6.43	$6.14	$7.31	$7.17	$10.39

Total return[2]	11.70%	(11.89)%	5.43%	(28.05)%	6.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,549	$2,083	$11,017	$34,785	$40,319

Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	1.82%	1.83%	1.75%	1.74%	1.76%
After fees waived and expenses absorbed/recovered[3]	1.76%	1.78%	1.76%	1.77%	1.76%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	6.27%	3.93%	3.31%	4.07%	3.78%
After fees waived and expenses absorbed/recovered	6.33%	3.98%	3.30%	4.04%	3.78%

Portfolio turnover rate	62%	10%	50%	91%	27%

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.25% of offering price which is waived on sales of $1 million or more. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain redemptions of Class A shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2023. For the prior years ended December 31, 2022, 2021, 2020, and 2019, the ratios would have been lowered by 0.03%, 0.01%, 0.02% and 0.01%, respectively.

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.12	$7.29	$7.15	$10.36	$10.13
Income from Investment Operations:
Net investment income (loss)[1]	0.35	0.22	0.19	0.24	0.31
Net realized and unrealized gain (loss)	0.30	(1.12)	0.14	(3.21)	0.24
Total from investment operations	0.65	(0.90)	0.33	(2.97)	0.55

Less Distributions:
From net investment income	(0.36)	(0.27)	(0.19)	(0.24)	(0.32)
Total distributions	(0.36)	(0.27)	(0.19)	(0.24)	(0.32)

Net asset value, end of period	$6.41	$6.12	$7.29	$7.15	$10.36

Total return[2]	10.88%	(12.58)%	4.64%	(28.59)%	5.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,973	$5,846	$10,346	$14,675	$20,552

Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	2.57%	2.58%	2.50%	2.49%	2.51%
After fees waived and expenses absorbed/recovered[3]	2.51%	2.53%	2.51%	2.52%	2.51%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	5.52%	3.18%	2.56%	3.32%	3.03%
After fees waived and expenses absorbed/recovered	5.58%	3.23%	2.55%	3.29%	3.03%

Portfolio turnover rate	62%	10%	50%	91%	27%

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2023. For the prior years ended December 31, 2022, 2021, 2020, and 2019, the ratios would have been lowered by 0.03%, 0.01%, 0.02% and 0.01%, respectively.

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.14	$7.31	$7.17	$10.40	$10.16
Income from Investment Operations:
Net investment income (loss) [1]	0.41	0.29	0.26	0.30	0.42
Net realized and unrealized gain (loss)	0.30	(1.12)	0.15	(3.22)	0.24
Total from investment operations	0.71	(0.83)	0.41	(2.92)	0.66

Less Distributions:
From net investment income	(0.42)	(0.34)	(0.27)	(0.31)	(0.42)
Total distributions	(0.42)	(0.34)	(0.27)	(0.31)	(0.42)

Net asset value, end of period	$6.43	$6.14	$7.31	$7.17	$10.40

Total return[2]	11.98%	(11.64)%	5.71%	(27.93)%	6.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$215,939	$102,975	$547,388	$754,817	$572,235

Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	1.57%	1.58%	1.50%	1.49%	1.51%
After fees waived and expenses absorbed/recovered[3]	1.51%	1.53%	1.51%	1.52%	1.51%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	6.52%	4.18%	3.56%	4.32%	4.03%
After fees waived and expenses absorbed/recovered	6.58%	4.23%	3.55%	4.29%	4.03%

Portfolio turnover rate	62%	10%	50%	91%	27%

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2023. For the prior years ended December 31, 2022, 2021, 2020, and 2019, the ratios would have been lowered by 0.03%, 0.01%, 0.02% and 0.01%, respectively.

See accompanying Notes to Financial Statements.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1 – Organization

The Bramshill Multi-Strategy Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks total return with an emphasis on providing current income. The Fund currently offers four classes of shares: A shares, C shares, T shares, and Institutional shares. Class T shares are not currently available for purchase.

The Fund commenced investment operations on December 31, 2015, with Class A, Class C, and Institutional Class shares, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $49,561,285 transfer of shares of the Fund in exchange for the net assets of the Braddock Structured Opportunities Fund Series A, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 4,933,206 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $49,561,285 consisting of cash, interest receivable and securities of the Company with a fair value of $46,984,053 (identified costs of investments transferred were $44,433,272) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

(b) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Short Sales

The Fund may sell securities short. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund is allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(e) Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to seek to enhance the portfolio’s return. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. When the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2020-2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(i) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(j) LIBOR Risk

Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.25% of the Fund’s average daily net assets. As of December 1, 2022, The Advisor engages Bramshill Investments, LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees. Prior to December 1, 2022 the Advisor engaged Braddock Financial, LLC as the Sub-Advisor.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the Fund's average daily net assets for Class A, Class C, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2023, the Advisor waived advisory fees totaling $98,647. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2023, the amount of these potentially recoverable expenses was $234,793. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

Bramshill Multi-Strategy Income Fund
2025	136,146
2026	98,647
Total	$234,793

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2023, are reported on the Statement of Operations as Fund services fees.

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2023, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$225,853,745

Gross unrealized appreciation	$5,692,157
Gross unrealized depreciation	(7,746,124)
Net unrealized appreciation (depreciation) on investments	$(2,053,967)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$1,142	$(1,142)

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$129,819
Undistributed long-term capital gains	-
Tax accumulated earnings	129,819

Accumulated capital and other losses	(37,852,775)
Unrealized depreciation on investments	(2,053,967)
Unrealized Deferred Compensation	(17,908)
Total accumulated deficit	$(39,794,831)

As of December 31, 2023, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$9,341,232
Long Term	28,511,543
Total	$37,852,775

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of the distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

Distributions paid from:	2023	2022
Ordinary income	$10,949,739	$10,424,642
Net long-term capital gains	-	-
Total distributions paid	$10,949,739	$10,424,642

Note 5 – Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

Purchases	Sales	Securities sold short	Cover short securities
$177,321,840	$83,981,366	$-	$-

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2023, distribution fees incurred are disclosed on the Statement of Operations.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of its shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurements and Disclosures”, Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments
Asset-Backed Securities	$-	$115,865,677	$-	$115,865,677
Collateralized Mortgage Obligations	-	73,678,357	-	73,678,357
Corporate Bonds*	-	-	0	-
U.S. Treasury Bills	-	10,235,117	-	10,235,117
Short-Term Investments	24,020,627	-	-	24,020,627
Total Investments	$24,020,627	$199,779,151	$0	$223,799,778

*The Fund held a Level 3 security valued at zero at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Corporate Bonds
Balance as of December 31, 2022	$8,932,884	$0
Transfers into Level 3	-	-
Transfers out of Level 3(1)	(9,842,526)	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	909,642	-
Net purchases	-	-
Net sales	-	-
Balance as of December 31, 2023	$-	$0

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-	$-

(1)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

Asset Class	Fair Value at 12/31/2023	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Corporate Bonds	$0	Asset Approach	Estimated Recovery Proceeds	$0.00	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Derivative and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging, which requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

For either investment or hedging purposes, the Fund may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund invested in options contracts during the year ended December 31, 2023, which did not have a material impact on the Fund’s performance.

The effects of these derivative instruments on the Fund’s financial performance as reflected in the Statement of Operations for the year ended December 31, 2023 are presented in the tables below.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity price risk	$(402,259)
Total	$(402,259)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity price risk	$378,544
Total	$378,544

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

The quarterly average volumes of derivative instruments as of December 31, 2023 are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$3,636,300

Note 11 – Callable Bond Proceeds

On November 25, 2019, Wells Fargo Bank, N.A. (Wells Fargo), the trustee for Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A-2 (CUSIP 94979TAB2) issued a call notice that funds received from this security will be withheld to establish a reserve account to meet its current and future expenses for litigation costs and potential judgements resulting from claims against Wells Fargo. Wells Fargo stated in its letter to certificate holders that this amount will be held for an unknown amount of time and any unused funds in reserve will be paid to certificate holders when Wells Fargo determines that such funds are no longer necessary to be held. The estimated proceeds to be received from the callable bond is reported on the Statement of Assets and Liabilities.

Note 12 – Line of Credit

The Fund together with Robinson Tax Advantaged Income Fund and Robinson Opportunistic Income Fund managed by the Advisor (together “Liberty Street Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 (committed) and $25,000,000 (uncommitted) with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of 20.00% of its adjusted net assets with the cap limit of $25,000,000, or the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. The Facility was renewed effective December 16, 2022, and borrowings now bear interest at the Variable, 1-Month CME Term SOFR plus 275 bps. Previously, the rate was the Variable, WSJ Prime Daily minus 25 bps. As compensation for holding the lending commitment available, the Liberty Street Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The Fund did not borrow under the line of credit agreement during the year ended December 31, 2023.

Note 13 – ReFlow liquidity program

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from the fund equal to the amount of the fund’s net redemptions on a given day. ReFlow will purchase Institutional Class Shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund. For use of the ReFlow service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. During the year ended December 31, 2023, ReFlow was not utilized by the Fund.

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

Note 15 - Recently Issued Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 16 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2023

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Bramshill Multi-Strategy Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bramshill Multi-Strategy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2024

Bramshill Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2023, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2023, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

Bramshill Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

Bramshill Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	Investment Managers Series Trust III, a registered investment company (includes 5 portfolios), Source Capital, Inc., a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A

Bramshill Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 41 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund, and West Loop Realty Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Effective June 16, 2022, Eric M. Banhazl, who served as a Trustee of the Trust from January 2008 to June 14, 2022, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Bramshill Multi-Strategy Income Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/23	12/31/23	7/1/23 – 12/31/23
Class A	Actual Performance	$ 1,000.00	$ 1,058.70	$ 9.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.34	8.94
Class C	Actual Performance	1,000.00	1,054.80	12.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.57	12.71
Institutional Class	Actual Performance	1,000.00	1,060.10	7.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.68

*	Expenses are equal to the Fund’s annualized expense ratios of 1.76%, 2.51% and 1.51% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Multi-Strategy Income Fund

 A series of Investment Managers Series Trust

Investment Advisor

 Liberty Street Advisors, Inc.

88 Pine Street 31st Floor, Suite 3101

 New York, New York 10005

Sub-Advisor

 Bramshill Investment, LLC

801 Laurel Oak Drive

 Suite 300A

 Naples, Florida 34108

Independent Registered Public Accounting Firm

 Tait, Weller & Baker LLP

Two Liberty Place

 50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

 2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

 UMB Fund Services, Inc.

235 West Galena Street

 Milwaukee, Wisconsin 53212

Distributor

 Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

 Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Bramshill Multi-Strategy Income Fund - Class A	BDKAX	46141Q 618
Bramshill Multi-Strategy Income Fund - Class C	BDKCX	46141Q 592
Bramshill Multi-Strategy Income Fund - Institutional Class	BDKNX	46141Q 584

Privacy Principles of the Bramshill Multi-Strategy Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bramshill Multi-Strategy Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are also available, without charge and upon request by calling the Fund at (800) 207-7108, on the Fund’s website at https://libertystreetfunds.com/ or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108.

Bramshill Multi-Strategy Income Fund

 P.O. Box 2175

 Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$22,500	$21,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/08/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/08/24

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/08/24